SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2005

                             CENTRAL WIRELESS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Utah                      033-14065                  87-0476117
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


   2040 Bispham Road, Sarasota, Florida                              34231
 (Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:              (941) 929-1534

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On January 31, 2005, Central Wireless, Inc. (the "Company") entered into a Securities Purchase Agreement with the following parties: AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd and New Millennium Capital Partners II, LLC (collectively the "Investors"). Pursuant to the terms of the Securities Purchase Agreement, the Investors collectively purchased a total of Two Hundred Fifty Thousand Dollars ($250,000) of 8% convertible debentures from the Company and warrants to purchase Seven Hundred Fifty Thousand (750,000) shares of the Company's common stock. The conversion price under the convertible debentures is equal to the lesser of (i) 50%, multiplied by the average of the lowest three trading prices for our common stock during the 20 trading days immediately prior to the notice of conversion, and (ii) a fixed conversion price of $0.005. The convertible debentures are secured by all of the assets of the Company. The exercise price under the warrants is $0.005 per share. The convertible debentures mature on January 31, 2005 and the warrants expire on January 31, 2007.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description

Exhibit             Description                                                               Location
-------             -----------                                                               --------
                    Securities Purchase Agreement by and among the Company and the
   Exhibit 99.1     Investors                                                                 Provided herewith

   Exhibit 99.2     Form of Callable Secured Convertible Debenture                            Provided herewith

   Exhibit 99.3     Form of Warrant                                                           Provided herewith

   Exhibit 99.4     Registration Rights Agreement by and among the Company and the Investors  Provided herewith

   Exhibit 99.5     Security Agreement by and among the Company and the Investors             Provided herewith

                    Intellectual Property Security Agreement by and among the Company and
   Exhibit 99.6     the Investors                                                             Provided herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 24, 2005                    CENTRAL WIRELESS, INC.


                                              By:    /s/ Kenneth Brand
                                                     ---------------------
                                              Name:  Kenneth Brand
                                              Title: Chief Executive Officer